UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 11, 2008
CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-29187-87 (Commission File Number)	76-0415919 (I.R.S. Employer Identification No.)

1000 Louisiana Street Suite 1500
Houston, Texas (Address of principal executive offices)	77002 (Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Consent of LaRoche Petroleum Consultants, Ltd.
Consent of Ryder Scott Company, L.P.
Consent of Fairchild and Wells, Inc.
Press Release
Summary of Reserve Report of LaRoche Petroleum Consultants Ltd.
Summary of Reserve Report of Ryder Scott Company, L.P.
Summary of Reserve Report of Fairchild and Wells, Inc.

Item 2.02	Results of Operations and Financial Condition
     The press release dated February 11, 2008 announcing reserve, production and other operational results of Carrizo Oil & Gas, Inc. (the “Company”) for the fourth quarter and full year 2007, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.
     None of the information furnished in Item 2.02 and the accompanying exhibits will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01	Other Events
Experts
     The following is included for the purpose of incorporation by reference into the Company’s registration statements:
     Certain information with respect to the oil and gas reserves of the Company at December 31, 2007 derived from the reports of LaRoche Petroleum Consultants, Ltd., Ryder Scott Company, L.P. and Fairchild and Wells, Inc., independent consulting petroleum engineers, is being incorporated by reference in the Company’s registration statements upon the authority of said firms as experts with respect to the matters covered in such reports and in giving such reports.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit Number	Description

23.1	Consent of LaRoche Petroleum Consultants, Ltd.

23.2	Consent of Ryder Scott Company, L.P.

23.3	Consent of Fairchild and Wells, Inc.

99.1	Press Release of the Company issued on February 11, 2008.

99.2	Summary of Reserve Report of LaRoche Petroleum Consultants, Ltd. Petroleum Engineers as of December 31, 2007.

99.3	Summary of Reserve Report of Ryder Scott Company, L.P. Petroleum Engineers as of December 31, 2007.

99.4	Summary of Reserve Report of Fairchild and Wells, Inc. Petroleum Engineers as of December 31, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.
By:	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

Date: February 11, 2008

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Exhibit Index

Exhibit Number	Description

23.1	Consent of LaRoche Petroleum Consultants, Ltd.

23.2	Consent of Ryder Scott Company, L.P.

23.3	Consent of Fairchild and Wells, Inc.

99.1	Press Release of the Company issued on February 11, 2008.

99.2	Summary of Reserve Report of LaRoche Petroleum Consultants, Ltd. Petroleum Engineers as of December 31, 2007.

99.3	Summary of Reserve Report of Ryder Scott Company, L.P. Petroleum Engineers as of December 31, 2007.

99.4	Summary of Reserve Report of Fairchild and Wells, Inc. Petroleum Engineers as of December 31, 2007.